SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 2, 2003
                         Commission File Number: 1-18592


                           Merit Medical Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Utah                                             87-0447695
-------------------------------                          ---------------------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                            Identification No.)


        1600 W. Merit Parkway
         South Jordan, Utah                                       84095-2415
----------------------------------------                       ---------------
(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 253-1600


                                       N/A
        (Former name, former address, and formal fiscal year, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits

         99.1     Press release issued July 2, 2003



ITEM 9. REGULATION FD DISCLOSURE


         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure."

         On July 2, 2003, Merit Medical Systems, Inc. issued the following press release:

              MERIT MEDICAL SYSTEMS, INC. SAYS SECOND QUARTER 2003
               EARNINGS PER SHARE WILL EXCEED CONSENSUS ESTIMATES

         SOUTH JORDAN, UTAH---Merit Medical Systems, Inc. (NASDAQ:NMS: MMSI), announced that its earnings per share for the second quarter ended June 30, 2003 will exceed the average analyst consensus estimates of $0.225. Sales for the second quarter of 2003 were approximately $34.5 million, a 20% increase over sales for second quarter of 2002 of $28.8 million.

         Merit's financial results will be released on Wednesday, July 23, 2003, following the close of the stock market. The earnings conference call will be held at 3:00 p.m. MDT, and the telephone number is 800-218-8862 for domestic participants and 303-205-0033 for international participants.

ABOUT MERIT

Founded in 1987, Merit Medical Systems is a publicly traded company engaged in the development, manufacture and distribution of proprietary disposable medical products used in interventional and diagnostic procedures, particularly in cardiology and radiology. The Company serves client hospitals worldwide with a domestic and international sales force totaling approximately 74 individuals. Merit Medical employs approximately 1,200 individuals worldwide, with manufacturing facilities in South Jordan and Salt Lake City, Utah; Santa Clara, California; Angleton, Texas; and Galway, Ireland. For more information about Merit Medical, visit www.merit.com.

         Portions of this document contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this document are made as of the date hereof and are based on information available to Merit as of such date. Merit assumes no obligation to update any forward-looking statement. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "intends," "believes," "estimates," "potential," or "continue," or the negative thereof or other comparable terminology. Although Merit believes that the expectations reflected in the forward-looking statements contained herein are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results will differ and may differ materially from those projected or assumed in the forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including, but not limited to, market acceptance of Merit's products; product introductions; potential product recalls or product liability claims; delays in obtaining regulatory approvals; cost increases; fluctuations in and obsolescence of inventory; price and product competition; availability of labor, materials, and transportation; development of new products and techniques that could render Merit's products obsolete; infringing technology; inability to protect Merit's proprietary technology; foreign currency fluctuations; changes in health care markets related to health care reform initiatives; limited product reimbursement; large portions of revenues derived from a few products and procedures; inability to successfully manage growth; market price volatility of the Common Stock; dependencies on key personnel; and other factors referred to in Merit's press releases and filings with the Securities and Exchange Commission, including Merit's Annual Report on Form 10-K for the year ended December 31, 2002. Financial statements are subject to change and are not intended to be relied upon as predictions of future operating results. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2003            MERIT MEDICAL SYSTEMS, INC.


                                By
                                  ----------------------------------------------
                                     Kent W. Stanger
                                     (Chief Financial Officer
                                     Principal Financial and Accounting Officer)





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